       The Universal Institutional Funds, Inc. U.S. Real Estate Portfolio
                          Item 77(O) 10F-3 Transactions
                         January 1, 2007 - June 30, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  AMB   2/28/    -     $58.78 $470,24  337,96    4.23%  0.71%           JPMorg
Proper  07                     0,000      0                      Banc     an
  ty                                                              of
 Corp                                                           Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y
  AMB   2/28/    -     $58.78 $470,24   5,000    0.07%  0.01%           JPMorg
Proper  07                     0,000                             Banc     an
  ty                                                              of
 Corp                                                           Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y